UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

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☐	Soliciting Material Under Rule 14a-12

VIELA BIO, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VIELA BIO, INC.

One MedImmune Way

First Floor, Area Two

Gaithersburg, MD 20878

May 4, 2020

To Our Stockholders:

You are cordially invited to attend the 2020 annual meeting of stockholders of Viela Bio, Inc. to be held at 12:00 p.m. ET on Thursday, June 18, 2020. As a result of the public health and travel guidance and concerns due to COVID-19, this year’s meeting will be a virtual meeting via live webcast on the Internet. You will be able to attend our annual meeting, vote and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/VIE2020. You will not be able to attend the annual meeting in person.

Details regarding the meeting, the business to be conducted at the meeting, and information about Viela Bio, Inc. that you should consider when you vote your shares are described in the accompanying proxy statement.

At the annual meeting, two persons will be elected to our board of directors. In addition, we will ask stockholders to ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020. Our board of directors recommends the approval of each of the proposals. Such other business will be transacted as may properly come before the annual meeting.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to certain of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about May 4, 2020, we intend to begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2020 Annual Meeting of Stockholders and our 2019 annual report to stockholders. The Notice also provides instructions on how to vote online or by telephone, how to access the virtual annual meeting and how to receive a paper copy of the proxy materials by mail.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in the proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Viela Bio, Inc. We look forward to seeing you at annual meeting.

Sincerely,

Zhengbin (Bing) Yao, Ph.D.

Chairman, President and Chief Executive Officer

VIELA BIO, INC.

One MedImmune Way

First Floor, Area Two

Gaithersburg, MD 20878

May 4, 2020

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

TIME:	12:00 p.m. ET

DATE:	Thursday, June 18, 2020

ACCESS:	This year’s annual meeting will be a virtual meeting via live webcast on the Internet. You will be able to attend our annual meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/VIE2020. For further information about the virtual annual meeting, please see the Questions and Answers about the Meeting beginning on page 3.

PURPOSES:

1.  To elect two Class I directors to serve three-year terms expiring in 2023;

2.  To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

3.  To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of Viela Bio, Inc. common stock at the close of business on April 20, 2020 (the “Record Date”). A list of registered stockholders as of the close of business on the Record Date will be available during the 10 days prior to the annual meeting at our principal executive offices located at One MedImmune Way, First Floor, Area Two, Gaithersburg, Maryland 20878. If you wish to view this list, please contact our Secretary at Viela Bio, Inc., One MedImmune Way, First Floor, Area Two, Gaithersburg, Maryland 20878 or (240) 558-0038. Such list will also be available for examination by the stockholders during the annual meeting at www.virtualshareholdermeeting.com/VIE2020.

All stockholders are cordially invited to attend the virtual annual meeting. Whether or not you plan to attend the annual meeting, we urge you to vote and submit your proxy by the Internet, telephone or mail by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF OUR BOARD OF DIRECTORS

Jim Kastenmayer, Ph.D., J.D.

Secretary and General Counsel

i

VIELA BIO, INC.

One MedImmune Way

First Floor, Area Two

Gaithersburg, MD 20878

PROXY STATEMENT FOR VIELA BIO, INC.

2020 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 18, 2020

This proxy statement, along with the accompanying notice of 2020 annual meeting of stockholders, contains information about the 2020 annual meeting of stockholders of Viela Bio, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 12:00 p.m. Eastern Time, on Thursday, June 18, 2020. As a result of the public health and travel guidance and concerns due to COVID-19, this year’s meeting will be a virtual meeting via live webcast on the Internet. You will be able to attend our annual meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/VIE2020. You will not be able to attend the annual meeting in person.

In this proxy statement, we refer to Viela Bio, Inc. as “Viela,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our board of directors for use at the annual meeting.

On or about May 4, 2020, we intend to begin sending to our stockholders the Important Notice Regarding the Availability of Proxy Materials containing instructions on how to access our proxy statement for our 2020 annual meeting of stockholders and our 2019 annual report to stockholders.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON JUNE 18, 2020

This proxy statement, the Notice of Annual Meeting of Stockholders, our form of proxy card and our 2019 annual report to stockholders are available for viewing, printing and downloading at www.proxyvote.com. In order to view, print or download these materials, please have your 16-digit control number(s) available that appears on your notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2019, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors/Media” section of our website at https://vielabio.com/. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to:

VIELA BIO, INC.

Attn: Investor Relations

One MedImmune Way

First Floor, Area Two

Gaithersburg, MD 20878

Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

Our board of directors is soliciting your proxy to vote at the 2020 annual meeting of stockholders to be held virtually via live webcast, on Thursday, June 18, 2020, at 12:00 p.m. ET and any adjournments or postponements of the meeting, which we refer to as the annual meeting. This proxy statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, because you owned shares of our common stock on the record date. We intend to commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Notice, and, if applicable, proxy materials to stockholders on or about May 4, 2020.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?

As permitted by the rules of the U.S. Securities and Exchange Commission, or the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received the Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.

Why is the Company Holding a Virtual Annual Meeting?

Due to the emerging public health impact of COVID-19 and to support the health and well-being of our stockholders, this year’s annual meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the annual meeting so they can ask questions of our board of directors or management, as time permits. It is the present expectation of the board of directors that future annual meetings will have an in-person format.

What Happens If There Are Technical Difficulties During the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual annual meeting, voting at the annual meeting or submitting questions at the annual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

Who May Vote?

Only stockholders who owned our common stock at the close of business on April 20, 2020, are entitled to vote at the annual meeting. On this record date, there were 50,590,155 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

If on April 20, 2020 your shares of our common stock were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record.

If on April 20, 2020 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted FOR or WITHHELD for each nominee for director and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our board of directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer & Trust Company, LLC, or you have stock certificates registered in your name, you may vote:

•	By Internet or by telephone. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote over the Internet or by telephone.

•

By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our board of directors’ recommendations as noted below.

•	At the time of the virtual meeting. If you attend the virtual meeting, you may vote your shares online at the time of the meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. ET on June 17, 2020.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares at the time of the virtual annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and vote your shares online at the time of the meeting.

How Does our board of directors Recommend That I Vote on the Proposals?

Our board of directors recommends that you vote as follows:

•	“FOR” the election of the nominees for director; and

•	“FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020.

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his or her best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:

•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•	by re-voting by Internet or by telephone as instructed above;

•	by notifying Viela’s Secretary in writing before the annual meeting that you have revoked your proxy; or

•

by attending the annual meeting and voting at the meeting. Attending the annual meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 2 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

Your bank, broker or other nominee does not have discretionary voting authority on the election of directors. Therefore, if you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for the election of directors (Proposal 1).

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors	The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Appointment of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2020, our Audit Committee of our board of directors will reconsider its selection.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, American Stock Transfer & Trust Company, LLC, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

We have engaged Broadridge Investor Solutions, Inc. (“Broadridge”), to act as our proxy solicitor in connection with the proposals to be acted upon at our annual meeting. Pursuant to our agreement with Broadridge, Broadridge will, among other things, provide advice regarding proxy solicitation issues and solicit proxies from our stockholders on our behalf in connection with the annual meeting. For these services, we will pay a fee of approximately $13,500 plus expenses.

What Constitutes a Quorum for the Annual Meeting?

In order to hold the meeting, there must be a quorum. For there to be a quorum at the meeting, the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the annual meeting must be present or represented by proxy. Shares represented by stockholders of record who are present or represented by proxy at the meeting, including shares that are voted or that abstain on any particular matter and broker non-votes, will be counted for purposes of determining whether there is a quorum.

Attending the Annual Meeting

This year, our annual meeting will be held in a virtual meeting format only, at 12:00 p.m. ET on Thursday, June 18, 2020. To attend the virtual annual meeting, go to www.virtualshareholdermeeting.com/VIE2020 shortly before the meeting time, and follow the instructions for downloading the webcast. You need not attend the annual meeting in order to vote.

Householding of Annual Disclosure Documents

Some brokers or other nominee record holders may be sending you, a single set of our proxy materials if multiple Viela stockholders live in your household. This practice, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

We will promptly deliver a separate copy of our Notice or if applicable, our proxy materials to you if you write or call our Secretary at: One MedImmune Way, First Floor, Area Two, Gaithersburg, Maryland 20878 or (240) 558-0038. If you want to receive your own set of our proxy materials in the future or, if you share an address with another stockholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 15, 2020, for (a) the executive officers named in the Summary Compensation Table on page 20 of this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of April 15, 2020, pursuant to the exercise of options to be outstanding for the purpose of computing the percentage ownership of such individual or group, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 51,012,300 shares of common stock outstanding on April 15, 2020.

	Shares Beneficially Owned(1)
Name and Address**	Number	Percent
More than 5% stockholders:
AstraZeneca UK Limited(2)	14,650,334	28.7%
Boundless Meadow Limited(3)	8,982,353	17.6%
6 Dimensions Capital, L.P.(4)	4,124,118	8.1%
6 Dimensions Affiliate Fund, L.P.(5)	217,059	*
Entities affiliated with Hillhouse Capital Management, Ltd.(6)	4,591,176	9.0%
Entities affiliated with Temasek Holdings (Private) Limited(7)	4,070,330	8.0%
FMR LLC(8)	4,407,937	8.7%
Directors and named executive officers:
Zhengbin (Bing) Yao, Ph.D.(9)	582,719	1.1%
Jörn Drappa, M.D., Ph.D.(10)	262,661	*
Aaron Ren, Ph.D.(11)	143,902	*
Mitchell Chan(12)	48,750	*
Yanling Cao	—	*
Edward Hu(13)	4,341,177	8.5%
Chris Nolet	—	*
Tyrell Rivers, Ph.D.(14)	—	*
Pascal Soriot(15)	—	*
Sean Tong(16)	8,982,353	17.6%
Andreas Wicki, Ph.D.(17)	1,750,000	3.4%
Rachelle Jacques	—	*
All directors and current executive officers as a group (14 persons)(18)	16,131,874	31.5%

*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.
**	Addresses are given for beneficial owners of more than 5% of the outstanding common stock only.
(1)	Percentage of ownership is based on 51,012,300 shares of common stock outstanding on April 15, 2020.
(2)	The number of shares is based on the Schedule 13G filed with the SEC on January 30, 2020. The address of AstraZeneca UK Limited is 2 Kingdom Street, London W2 6BD.
(3)	The number of shares is based on the Schedule 13D filed with the SEC on October 17, 2019. Consists of (i) 8,682,353 shares of common stock held by Boundless Meadow Limited and (ii) 300,000 shares of common stock held by Boyu Capital Opportunities Master Fund. Boundless Meadow Limited is wholly owned by Boyu Capital Fund III, L.P., whose general partner is Boyu Capital General Partner III, L.P. The general partner of Boyu Capital General Partner III, L.P. is Boyu Capital General Partner III, Ltd., which is in turn ultimately controlled by Mr. Xiaomeng Tong. Boyu Capital Opportunities Master Fund is wholly owned by Boyu Capital Investment Management Ltd, which in turn is ultimately controlled by Mr. Ziaomeng Tong. The address of Boundless Meadow Limited and Boyu Capital Opportunities Master Fund is c/o Boyu Capital Advisory Co. Limited, Suite 1518, Two Pacific Place, 88 Queensway, Hong Kong.
(4)

The number of shares is based on the Schedule 13G filed with the SEC on February 5, 2020. The general partner of each of 6 Dimensions Capital, L.P. and 6 Dimensions Affiliate Fund, L.P. is 6 Dimensions Capital GP, LLC, which is in turn ultimately controlled by Dr. Chen Lian Yong (Leon). The address of 6 Dimensions Capital, L.P. is Unit 6706, 67/F, The Center, 99 Queen’s Road Central, Central, Hong Kong.

(5)

The number of shares is based on the Schedule 13G filed with the SEC on February 5, 2020. The general partner of each of 6 Dimensions Capital, L.P. and 6 Dimensions Affiliate Fund, L.P. is 6 Dimensions Capital GP, LLC, which is in turn ultimately controlled by Dr. Chen Lian Yong (Leon). The address of 6 Dimension Affiliates Fund, L.P. is Unit 6706, 67/F, The Center, 99 Queen’s Road Central, Central, Hong Kong.

(6)

The number of shares is based on the Schedule 13G filed with the SEC on February 14, 2020. Consists of (i) 4,341,176 shares of common stock held by HH RSV-MIM Holdings Limited and (ii) 250,000 shares of common stock held by funds managed by Hillhouse Capital Advisors Ltd. (“HCA”). HH RSV-MIM Holdings Limited is beneficially owned and controlled by Hillhouse Fund III, L.P. Hillhouse Capital Management, Ltd. (“HCM”) acts as the sole management company of Hillhouse Fund III, L.P., which is in turn ultimately controlled by Mr. Lei Zhang. HCA and HCM have shared voting and dispositive power of the common stock beneficially owned by each of HCA and HCM. The registered address of HH RSV-MIM Holdings Limited is Citco Trustees (Cayman) Limited, 89 Nexus Way, Camana Bay, PO Box 31106, Grand Cayman KY1-1205, Cayman Islands.

(7)

The number of shares is based on the Schedule 13G filed with the SEC on October 17, 2019. Consists of 3,370,330 shares of common stock held by TLS Beta Pte. Ltd. and (ii) 700,000 shares of common stock held by V-Sciences Investments Pte. Ltd. TLS Beta Pte. Ltd. is ultimately owned by Temasek Holdings Private Limited, which in turn is wholly-owned by the Singapore Minister of Finance (Incorporated). V-Sciences Investments Pte. Ltd. is ultimately owned by Temasek Holdings Private Limited, which in turn is wholly-owned by the Singapore Minister of Finance (Incorproated). The address of TLS Beta Pte. Ltd. is 60B Orchard Road, #06-18 Tower 2, The Atrium@Orchard, Singapore 238891.

(8)

The number of shares is based on the Schedule 13G filed with the SEC on February 7, 2020. Members of the Johnson family including Abigail P. Johnson, are the predominant owners, directly or through trusts, of series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. FMR Co., Inc. is wholly owned by Fidelity Management & Research Company. Fidelity Management & Research Company is wholly owned by FMR LLC. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(9)

Consists of 470,219 shares of common stock and 112,500 shares of common stock underlying options that are exercisable as of April 15, 2020 or will become exercisable within 60 days after such date held by Dr. Yao.

(10)

Consists of 202,661 shares of common stock and 60,000 shares of common stock underlying options that are exercisable as of April 15, 2020 or will become exercisable within 60 days after such date held by Dr. Drappa.

(11)

Consists of 111,613 shares of common stock and 32,289 shares of common stock underlying options that are exercisable as of April 15, 2020 or will become exercisable within 60 days after such date held by Dr. Ren.

(12)

Consists of 37,500 shares of common stock (which includes 7,500 shares of restricted stock subject to time-based vesting) and 11,250 shares of common stock underlying options that are exercisable as of April 15, 2020 or will become exercisable within 60 days after such date held by Mr. Chan.

(13)

Consists of 4,124,118 shares of common stock held by 6 Dimensions Capital, L.P. as set forth in footnote 4 and 217,059 shares of common stock held by 6 Dimension Affiliates Fund, L.P. as set forth in footnote 5. Mr. Hu is Managing Partner of 6 Dimensions Capital, L.P. and 6 Dimensions Affiliates Fund, L.P. and may be deemed to beneficially own the shares held by 6 Dimensions Capital, L.P. and 6 Dimensions Affiliates Fund, L.P. Mr. Hu disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein, if any.

(14)	Dr. Rivers is the Executive Director of Corporate Development at AstraZeneca UK Limited but has no voting or investment power with respect to the securities described in footnote 2.
(15)

Mr. Soriot is the Chief Executive Officer and a member of the board of directors of AstraZeneca PLC, which wholly owns AstraZeneca UK Limited, but has no voting or investment power with respect to the securities described in footnote 2.

(16)

Consists of 8,682,353 shares of common stock held by Boundless Meadow Limited and 300,000 shares of common stock held by Boyu Capital Opportunities Master Fund as set forth in footnote 3. Mr. Tong is a member of our board of directors and indirectly controls Boundless Meadow Limited and Boyu Capital Opportunities Master Fund and may be deemed to beneficially own the shares held by Boundless Meadow Limited and Boyu Capital Opportunities Master Fund. Mr. Tong disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein, if any.

(17)

Consists of 1,750,000 shares of common stock held by HBM Healthcare Investments (Cayman) Ltd. Dr. Wicki is a member of our board of directors and indirectly controls HBM Healthcare Investments. Dr. Wicki disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein, if any.

(18)	See notes 9 to 17 above. Also includes shares beneficially owned by William Ragatz and James Kastenmayer, Ph.D., J.D., who are executive officers but not named executive officers.

MANAGEMENT AND CORPORATE GOVERNANCE

Our Board of Directors

Our amended and restated bylaws provide that our business is to be managed by or under the direction of our board of directors. Our board of directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our board of directors currently consists of nine members, classified into three classes as follows: (1) Sean Tong, Andreas Wicki, Ph.D. and Rachelle Jacques constitute class I with a term ending at the 2020 annual meeting; (2) Edward Hu, Chris Nolet, and Tyrell Rivers, Ph.D. constitute class II with a term ending at the 2021 annual meeting; and (3) Yanling Cao, Pascal Soriot, and Zhengbin (Bing) Yao, Ph.D. constitute class III with a term ending at the 2022 annual meeting. Mr. Tong will continue to serve as a director through the end of his term, which concludes at the 2020 annual meeting of stockholders. Mr. Tong will not stand for re-election at the end of his current term.

Our board of directors voted to nominate Andreas Wicki, Ph.D. and Rachelle Jacques for election at the annual meeting for a term of three years to serve until the 2023 annual meeting of stockholders, and until their respective successors have been elected and qualified. Following the annual meeting, and subject to the re-election of Andreas Wicki, Ph.D. and Rachelle Jacques as class I directors, we will have eight directors on our board of directors and one vacancy.

Set forth below are the names of the persons nominated for election as directors and those directors whose terms do not expire this year, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our board of directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:

Name	Age	Position with the Company
Zhengbin (Bing) Yao, Ph.D.	54	Chairman, President and Chief Executive Officer
Yanling Cao	36	Director
Edward Hu	57	Director
Chris Nolet	63	Director
Tyrell Rivers, Ph.D.	47	Director
Pascal Soriot	60	Director
Andreas Wicki, Ph.D.	61	Director
Rachelle Jacques	49	Director

Zhengbin (Bing) Yao, Ph.D., has served as our Chief Executive Officer and President since February 2018 and Chairman of our board of directors since January 2019. Dr. Yao brings more than 20 years’ experience in the biopharmaceutical industry. Since October 2010, Dr. Yao served in various leadership roles at MedImmune, most recently as Senior Vice President, Head of Respiratory, Inflammation, Autoimmune iMED. Dr. Yao also served as Senior Vice President, Head of Immuno-Oncology Franchise, AstraZeneca. Prior to his tenure at MedImmune and AstraZeneca, Dr. Yao served as Head of PTL for Immunology, Infectious Diseases, Neuroscience, and Metabolic Disease at Genentech, Inc., or Genentech. Previously, Dr. Yao was Vice President and Head of Research for Tanox, Inc., before it was acquired by Genentech in 2007. Dr. Yao serves on the board of directors of NexImmune, Inc., a private, emerging biopharmaceutical company advancing a new generation of immunotherapies and Immune-Onc Therapeutics, Inc., a private biotechnology company developing biotherapies for cancer. Dr. Yao received his M.S. in Immunology from Anhui Medical University in Anhui, China and Ph.D in Microbiology and Immunology from the University of Iowa. We believe that Dr. Yao’s perspective and experience as our Chief Executive Officer and President, as well as his depth of experience in the biopharmaceutical industry, particularly in autoimmune disease, provide him with the qualifications and skills to serve on our board of directors.

Non-Employee Directors

Yanling Cao has served as a member of our board of directors since February 2018. Mr. Cao is a founding member and Partner of Boyu Capital, or Boyu, and has been in charge of investments and portfolio management in the healthcare sector since March 2011. Prior to Boyu, Mr. Cao was an investment professional at General Atlantic from December 2007 to January 2011 and Goldman Sachs from July 2006 to November 2007, where he worked on a wide range of strategic and financial transactions. Mr. Cao has been a Director at WuXi Biologics (Cayman) Inc., a biologics contract development and manufacturing company, since May 2016. Mr. Cao also serves on the boards of a number of leading pharmaceutical, diagnostic and healthcare service companies in China. Mr. Cao received a B.A. in Economics and Mathematics, summa cum laude, from Middlebury College. We believe Mr. Cao is qualified to serve as a member of our board of directors based on his experience serving on the board of directors for several biopharmaceutical companies.

Edward Hu has served as a member of our board of directors since February 2018. Mr. Hu is the Co-Chief Executive Officer and director at WuXi AppTec Co., Ltd., or WuXi AppTec, a leading global pharmaceutical and medical device open-access capability and technology platform company with global operations. Since August 2007, Mr. Hu has served in various executive management roles at WuXi AppTec, initially as Chief Operating Officer and then as Chief Financial Officer & Chief Investment Officer. In addition, Mr. Hu serves on the board of directors for WuXi Biologics Cayman, Inc., a biologics contract development and manufacturing organization listed on the Hong Kong Stock Exchange. Mr. Hu also serves on the boards of several private biopharmaceutical companies. Mr. Hu earned his B.S. in Physics from Zhejiang University, and his M.S. in Chemistry and MBA from Carnegie Mellon University. We believe Mr. Hu is qualified to serve as a member of our board of directors based on his combined experience leading a global pharmaceutical R&D platform company.

Chris Nolet has served as a member of our board of directors since August 2019. From 2002 to June 2019, Mr. Nolet was the West Region Life Sciences Industry Leader & Partner at Ernst & Young (EY) and has more than 38 years of experience in the profession. In addition to serving a wide array of clients, his responsibilities included leading West Region EY Life Sciences Industry Group, and serving as a member of the Global EY Life Sciences Executive Leadership Group, which established policies and operating strategies for EY Life Sciences practice worldwide. He currently serves on both the Executive Committee and Finance Committee (Co-Chair) of the California Life Sciences Industry Association, the board of directors of Revance Therapeutics, Inc., a biotechnology company, and is a former member of the Finance & Investment Committee and Emerging Companies Section of the Biotechnology Innovation Organization. Prior to joining EY, Mr. Nolet was a partner at PricewaterhouseCoopers where he led the Life Sciences practice in the western U.S. Mr. Nolet has a B.S. in Accounting from San Diego State University and is a Certified Public Accountant in California. We believe Mr. Nolet is qualified to serve as a member of our board of directors based on his experience as a long-time audit partner and business advisor in the Life Sciences industry.

Tyrell Rivers, Ph.D., has served as a member of our board of directors since February 2018. Dr. Rivers is an Executive Director within AstraZeneca’s Corporate Development group, having responsibility for strategic equity investments, mergers and acquisitions, and divestments and has held this position since 2014. Prior to this role, Dr. Rivers was at MedImmune Ventures from 2009 until 2014 where he specialized in biotechnology investing, and at Merck & Co., Inc. from 2001 through 2007 where he worked in various technical and business roles of increasing responsibility. Dr. Rivers serves on the board of directors for ADC Therapeutics SA, Armaron Bio Ltd, Cerapedics, Inc., and Corvidia Therapeutics, Inc. and previously G1 Therapeutics, Inc. and PhaseBio Pharmaceuticals, Inc. Dr. Rivers holds a B.S. in Chemical Engineering from the Massachusetts Institute of Technology, a Ph.D. in Chemical Engineering from University of Texas at Austin, and an M.B.A. from the New York University Stern School of Business. We believe Dr. Rivers is qualified to serve as a member of our board of directors based on his experience in the life sciences, biotechnology and pharmaceutical industries and his knowledge of corporate development matters.

Pascal Soriot has served as a member of our board of directors since January 2019. Mr. Soriot has served as Chief Executive Officer and a member of the board of directors of AstraZeneca since October 2012. Previously he served as the Chief Operating Officer of Pharmaceuticals at Roche Holding AG, or Roche, since January 1, 2010. Prior to that, Mr. Soriot served as the Chief Executive Officer of Genentech Inc. since 2009, until its merger with Roche. Mr. Soriot joined the pharmaceutical industry in 1986 and has worked in a variety of senior management roles in a number companies around the world. Mr. Soriot holds a Doctoral degree in Veterinary Medicine from the École Nationale Vétérinaire at Maisons-Alfort and an M.B.A. with a major in Finance from HEC Paris (École des Hautes Études Commerciales). We believe Mr. Soriot is qualified to serve as a member of our board of directors based on his experience leading one of the world’s largest pharmaceutical companies, and his extensive experience in the life sciences industry and previous leadership and management roles.

Andreas Wicki, Ph.D., has served as a member of our board of directors since June 2019. Dr. Wicki is a life sciences entrepreneur and investor with over 20 years of experience in the pharmaceutical and biotechnology industries. Dr. Wicki has been Chief Executive Officer of HBM Healthcare Investments AG (formerly HBM BioVentures AG) since 2001. From 1998 to 2001, Dr. Wicki was the Senior Vice President of the European Analytical Operations at MDS Inc. From 1990 to 1998, he was co-owner and Chief Executive Officer of ANAWA Laboratorien AG and Clinserve AG, two life sciences contract research companies. From 2007 to 2011, he served as a member of the board of directors of PharmaSwiss SA. Previously, Dr. Wicki held board positions on several privately-held companies and companies listed on international exchanges. Dr. Wicki holds an M.Sc. and Ph.D. in chemistry and biochemistry from the University of Bern, Switzerland. He currently serves on the board of directors of Pacira Pharmaceuticals, Inc., Buchler GmbH, Harmony Biosciences, Inc., HBM Healthcare Investments (Cayman) Ltd., HBM BioCapital Ltd. and Vitaeris Inc. We believe Dr. Wicki’s qualifications to sit on our board of directors include his extensive experience with pharmaceutical companies, his financial expertise and his years of experience providing strategic and advisory services to pharmaceutical and biotechnology organizations.

Rachelle Jacques has served as a member of our board of directors since May 2020. Ms. Jacques serves as the Chief Executive Officer of Enzyvant Therapeutics, Inc., a wholly owned subsidiary of Sumitomo Dainippon Pharma Co., Ltd., focused on developing therapies for patients with rare diseases, since February 2019. Previously, beginning in 2017, she served as the Senior Vice President and Global Complement Franchise Head at Alexion Pharmaceuticals, Inc., where she was responsible for global franchise strategy development and execution. From 2016 to 2017, Ms. Jacques was Vice President of U.S. Hematology Marketing at Shire plc, which acquired Baxalta Inc. (“Baxalta”) in 2016. Prior to this role, from 2015 to 2016, Ms. Jacques served as Vice President of Business Operations at Baxalta after its spinoff from Baxter International Inc. (“Baxter”) in 2015. From 2013 to 2015, Ms. Jacques served in leadership positions, including Vice President of Finance, US BioScience Business, at Baxter. Prior to joining Baxter, from 1995 to 2013, Ms. Jacques served in various roles of increasing responsibility at Dow Corning Corporation, including U.S. and international operational management roles. Ms. Jacques serves on the board of directors of Corbus Pharmaceuticals Holdings, Inc. Ms. Jacques received her B.A. degree in business administration from Alma College. We believe Ms. Jacques is qualified to serve as a member of our board of directors based on her extensive experience in the life sciences, biotechnology and pharmaceutical industries, including leading a biotechnology company.

Director Independence

Rule 5605 of the Nasdaq Listing Rules requires a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that Audit Committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act. Pursuant to Rule 10A-3, a minority of a company’s Audit Committee may be comprised of non-independent directors for a period of one year after becoming subject to Rule 10A-3 under the Exchange Act. Under Rule 5605(a)(2), a director will only qualify as an “independent director” if, in the opinion of our board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an Audit Committee of a listed company may not, other than in his or her capacity as a member of the board of directors, the Audit Committee or any other board committee, accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

Our board of directors has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Our board of directors has determined that all members of our board of directors, except Yanling Cao only with respect to the requirements of Rule 10A-3 under the Exchange Act, and Zhengbin (Bing) Yao, Ph.D., are independent directors, including for purposes of the rules of The Nasdaq Stock Market and relevant federal securities laws and regulations. There are no family relationships among any of our directors or executive officers.

Committees of Our Board of Directors and Meetings

Meeting Attendance. During the fiscal year ended December 31, 2019, there were eight (8) meetings of our board of directors, and the various committees of our board of directors met a total of nine (9) times. No director attended fewer than 75% of the total number of meetings of our board of directors and of committees of our board of directors on which he served during fiscal 2019, except for Sean Tong, who attended two meetings of our board of directors held during the period he has been a director. Our board of directors has adopted a policy under which each member of our board of directors is strongly encouraged but not required to attend each annual meeting of our stockholders.

Audit Committee. Our Audit Committee met four (4) times during fiscal year 2019. This committee currently has three members, Chris Nolet (Chairman), Yanling Cao, and Edward Hu. Our board of directors has determined that each member of the Audit Committee meets the independence requirements of Rule 10A-3 under the Exchange Act and the applicable Nasdaq Listing Rules with the exception of Mr. Cao with respect to the requirements of Rule 10A-3 under the Exchange Act, and has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. Although our board of directors has determined that Mr. Cao is an “independent director” as defined under the applicable Nasdaq Listing Rules, it has also determined that he does not meet the additional requirements of independence applicable to Audit Committee members of a listed issuer under Rule 10A-3 under the Exchange Act because he is a founding member and Partner of Boyu Capital, which indirectly owns Boundless Meadow Limited, one of our stockholders that beneficially holds greater than 10% of our stock. However, our board of directors determined that it was in our best interest to appoint Mr. Cao to the Audit Committee due to his experience serving on the board of directors for several biopharmaceutical companies. Our board of directors has determined that Chris Nolet is an “audit committee financial expert,” as the Securities and Exchange Commission has defined that term in Item 407 of Regulation S-K. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

A copy of the Audit Committee’s written charter is publicly available on our website at https://ir.vielabio.com/corporate-governance/documents-and-charters.

Compensation Committee. Our Compensation Committee met two times during fiscal year 2019. This committee currently has three members, Tyrell Rivers, Ph.D. (Chairman), Yanling Cao, and Andreas Wicki, Ph.D. Our Compensation Committee’s role and responsibilities are set forth in the Compensation Committee’s written charter and includes reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of our board of directors are carried out and that such policies, practices and procedures contribute to our success. Our Compensation Committee also administers our Amended and Restated 2018 Equity Incentive Plan. The Compensation Committee is responsible for the determination of the compensation of our Chief Executive Officer, or for recommending to our board of directors compensation for our Chief Executive Officer, and shall conduct its deliberations or voting with respect to that issue without the Chief Executive Officer present. All members of the Compensation Committee qualify as independent under the definition promulgated by the Nasdaq Listing Rules.

Generally, the Compensation Committee’s process involves the establishment of corporate goals and objectives for the current year and determination of compensation levels. For executives other than the Chief Executive Officer, the compensation committee solicits and considers evaluations and recommendations submitted to the committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation is conducted by the Compensation Committee, which recommends any adjustments to his compensation levels and arrangements for approval by the board of directors.

The Compensation Committee has the sole authority to obtain, at our expense, advice and assistance from compensation consultants, legal counsel, experts and other advisors that the Compensation Committee deems advisable in the performance of its duties. The Compensation Committee has the sole authority to approve any such consultants’ or advisors’ fees and other retention terms. The Compensation Committee may select any such consultant, counsel, expert or adviser to the Compensation Committee, only after taking into consideration factors that bear upon the adviser’s independence. The Compensation Committee’s independent compensation consultant during fiscal year 2019 was Willis Towers Watson (“WTW”). WTW is engaged by, and reports directly to, the Compensation Committee, which has the sole authority to hire or fire WTW and to approve fee arrangements for work performed. WTW assists the Compensation Committee in fulfilling its responsibilities under its charter, including advising on proposed compensation packages for executive officers, compensation program design and market practices generally. The Compensation Committee has authorized WTW to interact with management on behalf of the Compensation Committee, as needed in connection with advising the Compensation Committee, and WTW is included in discussions with management and, when applicable, the Compensation Committee’s outside legal counsel on matters being brought to the Compensation Committee for consideration.

A copy of the Compensation Committee’s written charter is publicly available on our website at https://ir.vielabio.com/corporate-governance/documents-and-charters.

Nominating and Governance Committee.

Our Nominating and Governance committee (“Nominating Committee”) was established upon the closing of our initial public offering in October 2019 and did not hold any meetings during fiscal year 2019. The Nominating Committee and has three members, Andreas Wicki, Ph.D. (Chairman), Chris Nolet, and Tyrell Rivers, Ph.D. Our board of directors has determined that all members of the Nominating Committee qualify as independent under the definition promulgated by the Nasdaq Stock Market. The Nominating Committee’s responsibilities are set forth in the Nominating Committee’s written charter and include:

•	evaluating and making recommendations to the full board of directors as to the composition, organization and governance of our board of directors and its committees,

•	evaluating and making recommendations as to director candidates,

•	evaluating current board of director members’ performance,

•	overseeing the process for CEO and other executive officer succession planning, and

•	developing and recommending governance guidelines for the Company.

Generally, our Nominating Committee considers candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. Once identified, the Nominating Committee will evaluate a candidate’s qualifications in accordance with our Nominating and Governance Committee Policy Regarding Qualifications of Directors appended to our

Nominating Committee’s written charter. Threshold criteria include: personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of our industry, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on our board of directors, and concern for the long-term interests of our stockholders. Our Nominating Committee has not adopted a formal diversity policy in connection with the consideration of director nominations or the selection of nominees. However, the Nominating Committee will consider issues of diversity among its members.

If a stockholder wishes to propose a candidate for consideration as a nominee for election to our board of directors, it must follow the procedures described in our amended and restated bylaws and in “Stockholder Proposals and Nominations for Director” at the end of this proxy statement. In general, persons recommended by stockholders will be considered in accordance with our Policy on Stockholder Recommendation of Candidates for Election as Directors appended to our Nominating Committee’s written charter. Any such recommendation should be made in writing to the Nominating Committee, care of our Corporate Secretary at our principal office and should be accompanied by the following information concerning each recommending stockholder and the beneficial owner, if any, on whose behalf the nomination is made:

•	all information relating to such person that would be required to be disclosed in a proxy statement;

•	certain biographical and share ownership information about the stockholder and any other proponent, including a description of any derivative transactions in the Company’s securities;

•	a description of certain arrangements and understandings between the proposing stockholder and any beneficial owner and any other person in connection with such stockholder nomination; and

•	a statement whether or not either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of voting shares sufficient to carry the proposal.

The recommendation must also be accompanied by the following information concerning the proposed nominee:

•	certain biographical information concerning the proposed nominee;

•	all information concerning the proposed nominee required to be disclosed in solicitations of proxies for election of directors;

•	certain information about any other security holder of the Company who supports the proposed nominee;

•	a description of all relationships between the proposed nominee and the recommending stockholder or any beneficial owner, including any agreements or understandings regarding the nomination; and

•	additional disclosures relating to stockholder nominees for directors, including completed questionnaires and disclosures required by our amended and restated bylaws.

A copy of the Nominating Committee’s written charter, including its appendices, is publicly available on our website at https://ir.vielabio.com/corporate-governance/documents-and-charters.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee has at any time during the last fiscal year been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee. For a description of transactions between us and members of our compensation committee and affiliates of such members, please see the “Certain Relationships and Related Party Transactions” section of this proxy statement.

Board Leadership Structure and Role in Risk Oversight

Our board of directors is currently chaired by Zhengbin (Bing) Yao, Ph.D., who also serves as our President and Chief Executive Officer. Our board of directors does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the board of directors, as our board of directors believes it is in our best interest to make that determination based on our position and direction and the membership of the board of directors. Our board of directors has determined that having an employee director serve as Chairman is in the best interest of our stockholders at this time because of the efficiencies achieved in having the role of Chief Executive Officer and Chairman combined, and because the detailed knowledge of our day-to-day operations and business that the Chief Executive Officer possesses greatly enhances the decision-making processes of our board of directors as a whole. We have a governance structure in place, including independent directors, designed to ensure the powers and duties of the dual role are handled responsibly. We do not have a lead independent director.

Our board of directors oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. Our board of directors performs this oversight role by using several different levels of review. In connection with its reviews of our operations and corporate functions, our board of directors addresses the primary risks associated with those operations and corporate functions. In addition, our board of directors reviews the risks associated with our business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.

Each of our board committees also oversees the management of our risks that fall within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. Our Chief Executive Officer reports risk management controls and methodologies to the Audit Committee and is responsible for identifying, evaluating and implementing risk management controls and methodologies to address any identified risks. In connection with its risk management role, our Audit Committee meets privately with representatives from our independent registered public accounting firm and our Chief Executive Officer. The Audit Committee oversees the operation of our risk management program, including the identification of the primary risks associated with our business and periodic updates to such risks, and reports to our board of directors regarding these activities.

Stockholder Communications to our Board of Directors

Generally, stockholders who have questions or concerns should contact our Investor Relations department at 648-378-2947. However, any stockholders who wish to address questions regarding our business directly with our board of directors, or any individual director, should direct his or her questions in writing to the Chairman of our board of directors at One MedImmune Way, First Floor, Area Two, Gaithersburg, Maryland 20878. Communications will be distributed to our board of directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of our board of directors may be excluded, such as: junk mail and mass mailings; resumes and other forms of job inquiries; surveys; and solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, in which case it will be made available to any outside director upon request.

Executive Officers

The following table sets forth certain information as of May 1, 2020 regarding our executive officers who are not also directors. We have employment agreements with our executive officers. All other executive officers are at-will employees.

Name	Age	Position
Jörn Drappa, M.D., Ph.D.	55	Chief Medical Officer, Head of Research and Development
Aaron Ren, Ph.D.	43	Vice President, Head of Business Development and Operations
Mitchell Chan	39	Chief Financial Officer
William Ragatz	51	Vice President, Head of Commercial
Jim Kastenmayer. Ph.D., J.D.	48	Secretary and General Counsel

Jörn Drappa, M.D., Ph.D., has served as our Chief Medical Officer and Head of Research and Development since February 2018. Dr. Drappa brings more than two decades of experience in research and development in the inflammation and autoimmune therapeutic areas. Prior to joining us, Dr. Drappa served in various roles of increasing responsibility at MedImmune, the biologics division of AstraZeneca, our largest stockholder, since March 2011, most recently as Vice President, Clinical Development, where he headed the clinical functions of Respiratory, Inflammation, Autoimmune, Cardiovascular, Metabolic disease, and Infectious disease. Previously, Dr. Drappa served as Senior Medical Director for the Inflammation and Autoimmune assets at Genentech. Dr. Drappa received his medical degree, and a doctorate of medicine from the University of Cologne in Germany. He performed his postgraduate studies at Cornell Medical School/Hospital for Special Surgery, followed by residency at New York Hospital and Rheumatology fellowship at the Hospital for Special Surgery.

Aaron Ren, Ph.D., has served as our Vice President, Head of Business Development and Operations since February 2018, managing business development, quality, information technology, procurement and contracts functions. Prior to joining us, from March 2016 to February 2018, Dr. Ren was with MedImmune, as a Director within BioPharmaceutical Development group and as MedImmune China Lead, managing the company’s research and development initiatives for China. From February 2014 to February 2016, Dr. Ren was an Associate Director within MedImmune’s Partnering and Strategy group and led multiple business development transactions. Before joining MedImmune, Dr. Ren was a management consultant with McKinsey and Company from September 2011 to January 2014. Dr. Ren also held various roles with increasing responsibilities respectively with SR One, Schering-Plough, and Abbott Labs, where he started his career as a senior clinical pharmacologist for Humira. Dr. Ren received his B.S. in Cell Biology and Genetics from Peking University in China, M.B.A. with honors in Finance and Healthcare Management from the Wharton School at the University of Pennsylvania and a Ph.D. in Pharmaceutics from the University of Washington, during which he was an Eli Lilly Fellow.

Mitchell Chan, has served as our Chief Financial Officer since June 2019. Mr. Chan joined us in September 2018 as our Vice President, Head of Finance and Corporate Strategy. Mr. Chan is responsible for leading our corporate financing, financial operations, accounting, tax, treasury, investor relations, public relations and developing corporate strategy. Since September 2015 until August 2018, Mr. Chan was the Director of Investor Relations for AstraZeneca, North America. Prior to AstraZeneca, Mr. Chan served in various roles of increasing responsibility at Genentech-Roche from June 2010 to August 2015, most recently as Sr. Finance Manager. Mr. Chan has received Executive Certifications from Stanford University, the University of California (Haas) and the University of Pennsylvania (Wharton), and earned his B.S., M.S. and M.B.A. (Rotman School of Management) from the University of Toronto.

William Ragatz, has served as our Vice President, Head of Commercial since January 2019. From February 2017 to January 2019, Mr. Ragatz served as a Director of Marketing for AstraZeneca, our largest stockholder, leading the worldwide commercial strategy for anifrolumab in systemic lupus erythematosus. Prior to joining

AstraZeneca, Mr. Ragatz spent 15 years at Boehringer-Ingelheim, a group of C.H. Boehringer Sohn AG & Ko. KG, in roles of increasing responsibility, most recently as Director of Marketing and previously as Director of Operations. Mr. Ragatz received his B.B.A. in Accounting from Iowa State University and M.B.A. from the Fuqua School of Business at Duke University.

Jim Kastenmayer, Ph.D., J.D., has served as our General Counsel since January 2020, managing legal and compliance risks and serving as corporate secretary. Before joining us, from September 2017 to December 2019, Mr. Kastenmayer served as Global Legal Director with AstraZeneca, providing strategic legal advice to the US Oncology commercial business and managing contract litigation. From May 2012 to September 2017, Mr. Kastenmayer was a Senior Patent Director with AstraZeneca, responsible for the global IP strategy for large and small molecule programs and products for cardiovascular and metabolic diseases. Mr. Kastenmayer is a registered patent attorney and received his Ph.D. in Biochemistry and Cell & Molecular Biology from Michigan State University and his J.D. from Georgetown University Law Center.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table shows the total compensation paid or accrued during the last two fiscal years ended December 31, 2019 and 2018 to our Chairman, Chief Executive Officer and President, our two next most highly compensated executive officers and our Vice President, Head of Business Development and Operations, each of whom earned more than $100,000 during the fiscal year ended December 31, 2019, and was serving as an executive officer as of such date.

Name and Principal Position	Year	Salary	Bonus		Stock Awards(3)	Option Awards(4)	All Other Compensation		Total
Zhengbin (Bing) Yao, Ph.D.	2019	$502,597	$332,613	(1)	$—	$1,900,800	$11,536	(5)	$2,747,546
Chairman, Chief Executive Officer and President	2018	393,591	218,750	(2)	936,047	895,500	23,076	(6)	2,466,964
Jörn Drappa, M.D., Ph.D.	2019	422,254	205,615	(1)	—	1,013,760	9,519	(5)	1,651,148
Chief Medical Officer, Head of Research and Development	2018	341,090	153,000	(2)	362,557	477,600	13,076	(6)	1,347,323
Mitchell Chan	2019	280,000	132,160	(1)	—	472,020	8,181	(5)	892,361
Chief Financial Officer	2018	72,917	108,000	(2)	42,600	179,100	—		402,617
Aaron Ren, Ph.D.	2019	264,750	109,342	(1)	—	184,758	11,536	(5)	570,386
Vice President, Head of Business Development and Operations	2018	199,680	75,000	(2)	216,982	238,800	16,570	(7)	747,032

(1)	Amounts represent cash bonuses earned for the 12-month period from January 1, 2019 to December 31, 2019.
(2)	Amounts represent cash bonuses earned for the 12-month period from January 1, 2018 to December 31, 2018.
(3)

These amounts represent the aggregate grant date fair value for stock awards granted during the corresponding 12-month period, computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 2 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

(4)

These amounts represent the aggregate grant date fair value for option awards granted during the corresponding 12-month period, computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 2 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

(5)	Represents matching contributions to our 401(k) plan and group term life insurance premiums paid by us.
(6)	Represents cash payments to the named executive officers in lieu of vacation.
(7)	Represents cash payments in lieu of vacation pursuant to company policy as well as matching contributions to our 401(k) match for Dr. Ren.

Narrative Disclosure to Summary Compensation Table and Outstanding Equity Awards at 2019 Fiscal Year-End Table

Zhengbin (Bing) Yao, Ph.D.

We entered into an executive employment agreement with Dr. Yao with respect to his service as Chief Executive Officer on January 31, 2018, and amended effective August 26, 2019. Dr. Yao serves on an at-will basis. Under the terms of the amended agreement, Dr. Yao was entitled to an annual base salary of $502,597, and was eligible to receive an annual target bonus of 55% of his then base salary based on achievement of certain individual and corporate targets established by us. Dr. Yao was also eligible for an annual equity grant targeted at 445% of his then-current base salary. Effective March 1, 2020, Dr. Yao is entitled to an annual base salary of $530,450, and is eligible to receive an annual target bonus of $332,613 based on achievement of certain individual and corporate targets established by us.

Dr. Yao’s amended agreement provides that Dr. Yao will be permitted to participate in the Severance Plan, provided, however, that Dr. Yao will be eligible for severance benefits if Dr. Yao resigns his employment with

Good Reason (as defined in the Severance Plan) during the term of employment prior to the commencement of the Change in Control Period (as defined in the Severance Plan).

For the 2019 fiscal year, Dr. Yao was paid an annual bonus of $332,613. Dr. Yao was also granted options to purchase 188,057 shares of our common stock. For the 2018 fiscal year, Dr. Yao was paid an annual bonus of $218,750. Dr. Yao was also granted 329,594 restricted shares of our common stock and options to purchase 450,000 shares of our common stock. The restricted shares of common stock vest in two annual installments on the first and second anniversaries of the grant date. The options granted to Dr. Yao are subject to a four-year vesting schedule, with 25% vesting one year after the vesting commencement date and the balance vesting quarterly over the remaining three years, subject to Dr. Yao’s continued service through each vesting date.

Jörn Drappa, M.D., Ph.D.

We entered into an executive employment agreement with Dr. Drappa with respect to his service as Chief Medical Officer on January 31, 2018 and amended effective August 26, 2019. Dr. Drappa serves on an at-will basis. Under the terms of the amended agreement, Dr. Drappa was entitled to an annual base salary of $422,254, and was eligible to receive a target bonus of 40% of his then-current base salary based on achievement of certain individual and corporate targets established by the Company. Dr. Drappa was also eligible for an annual equity grant targeted at 200% of his then-current base salary. Effective March 1, 2020, Dr. Drappa is entitled to an annual base salary of $451,140, and is eligible to receive an annual target bonus of $205,615 based on achievement of certain individual and corporate targets established by us.

Dr. Drappa’s amended agreement provides that Dr. Drappa will be permitted to participate in the Severance Plan, provided, however, that Dr. Drappa will be eligible for severance benefits if Dr. Drappa resigns his employment with Good Reason (as defined in the Severance Plan) during the term of employment prior to the commencement of the Change in Control Period (as defined in the Severance Plan).

For the 2019 fiscal year, Dr. Drappa’s was paid an annual bonus of $205,615. Dr. Drappa was also granted options to purchase 71,842 shares of our common stock. For the 2018 fiscal year, Dr. Drappa’s was paid an annual bonus of $153,000. Dr. Drappa was also granted 127,661 restricted shares of our common stock and options to purchase 240,000 shares of our common stock. The restricted shares of common stock vest in two annual installments on the first and second anniversaries of the grant date. The options granted to Dr. Drappa are subject to a four-year vesting schedule, with 25% vesting one year after the vesting commencement date and the balance vesting quarterly over the remaining three years, subject to Dr. Drappa’s continued service through each vesting date.

Mitchell Chan

We entered into an offer letter with Mr. Chan effective September 5, 2018. Mr. Chan serves on an at-will basis. Under the terms of the offer letter, Mr. Chan was initially entitled to an annual base salary of $250,000, and received a target bonus of $62,500. Mr. Chan’s base salary was increased to $280,000 and Mr. Chan was eligible to receive a target bonus of 40% of his then-current base salary. Mr. Chan was also eligible for an annual equity grant targeted at 200% of his then-current base salary. Effective March 1, 2020, Mr. Chan is entitled to an annual base salary of $344,650, and is eligible to receive an annual target bonus of $132,160 based on achievement of certain individual and corporate targets established by us.

For the 2019 fiscal year, Mr. Chan was paid an annual bonus of $132,160. Mr. Chan was also granted options to purchase 50,056 shares of our common stock. For the 2018 fiscal year, Mr. Chan was paid an annual bonus of $108,000, of which $75,000 was a sign-on bonus paid in a lump sum. Mr. Chan was also granted 15,000 restricted shares of our common stock and options to purchase 90,000 shares of our common stock. The restricted shares of common stock will vest in two annual installments on the first and second anniversaries of the grant date. The options granted to Mr. Chan are subject to a four-year vesting schedule, with 25% vesting one year after the vesting commencement date and the balance vesting quarterly over the remaining three years, subject to Mr. Chan’s continued service through each vesting date.

Aaron Ren, Ph.D.

We entered into an executive employment agreement with Dr. Ren with respect to his service as Vice President, Head of Business Development and Operations on January 31, 2018 and amended effective August 26, 2019. Dr. Ren serves on an at-will basis. Under the terms of the amended agreement, Dr. Ren was entitled to an annual base salary of $264,750, and was eligible to receive a target bonus of 35% of his then-current base salary based on achievement of certain individual and corporate targets established by the Company. Dr. Ren was also eligible for an annual equity grant targeted at 150% of his then-current base salary. Effective March 1, 2020, Dr. Ren is entitled to an annual base salary of $305,640, and is eligible to receive an annual target bonus of $109,342 based on achievement of certain individual and corporate targets established by us.

Dr. Ren’s amended agreement provides that Dr. Ren will be permitted to participate in the Severance Plan, provided, however, that Dr. Ren will be eligible for severance benefits if Dr. Ren resigns his employment with Good Reason (as defined in the Severance Plan) during the term of employment prior to the commencement of the Change in Control Period (as defined in the Severance Plan).

For the 2019 fiscal year, Dr. Ren was paid an annual bonus of $109,342. Dr. Ren was also granted options to purchase 46,445 shares of our common stock. For the 2018 fiscal year, Dr. Ren was paid an annual bonus of $75,000. Dr. Ren was also granted 76,402 restricted shares of our common stock and options to purchase 120,000 shares of our common stock. The restricted shares of common stock vest in two annual installments on the first and second anniversaries of the grant date. The options granted to Dr. Ren are subject to a four-year vesting schedule, with 25% vesting one year after the vesting commencement date and the balance vesting quarterly over the remaining three years, subject to Dr. Ren’s continued service through each vesting date.

Outstanding Equity Awards at 2019 Fiscal Year-End

The following table shows grants of stock options outstanding on the last day of the year ended December 31, 2019, to each of the executive officers named in the Summary Compensation Table.

	Option Awards(1)					Stock Awards(1)
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(2)
Zhengbin (Bing) Yao, Ph.D.	56,250	253,125	(3)	$2.84	5/10/2028	164,797	(4)	$4,474,239
Chairman, Chief Executive Officer and President	—	120,000	(5)	15.84	8/25/2029
Jörn Drappa, M.D., Ph.D.	30,000	135,000	(3)	2.84	5/10/2028	63,830	(6)	1,732,985
Chief Medical Officer, Head of Research and Development	—	64,000	(5)	15.84	8/25/2029
Mitchell Chan	5,625	61,875	(7)	2.84	9/24/2028	7,500	(8)	203,625
Chief Financial Officer	—	30,000	(9)	8.87	6/19/2029
	—	13,000	(5)	15.84	8/25/2029
Aaron Ren, Ph.D.	17,289	67,500	(3)	2.84	5/10/2028	38,201	(10)	1,037,157
Vice President Head of Business Development and Operations	—	25,750	(5)	15.84	8/25/2029

(1)	Each of the outstanding equity awards in the table above was granted pursuant to our Amended and Restated 2018 Equity Incentive Plan.

(2)

The market value of the stock awards is determined by multiplying the number of shares by $27.15, the closing price of our common stock on the Nasdaq Global Select Market on December 31, 2019, the last day of our fiscal year.

(3)

Represents an option to purchase shares of our common stock granted on March 1, 2018. The shares underlying this option vest, subject to continued service, as follows: 25% of the shares vested on March 1, 2019, with the remainder vesting over the next three years in equal quarterly installments.

(4)

On March 1, 2018, Dr. Yao was granted 329,594 shares of restricted stock in connection with his employment as our Chief Executive Officer. The shares underlying this grant vest, subject to continued service, in two annual installments on the first and second anniversaries of the grant date.

(5)

Represents an option to purchase shares of our common stock granted on August 26, 2019. The shares underlying this option vest, subject to continued service, as follows: 25% of the shares vest on August 26, 2020, with the remainder vesting over the next three years in equal quarterly installments.

(6)

On March 1, 2018, Dr. Drappa was granted 127,661 shares of restricted stock in connection with his employment as our Chief Medical Officer. The shares underlying this grant vest, subject to continued service, in two annual installments on the first and second anniversaries of the grant date.

(7)

Represents an option to purchase shares of our common stock granted on September 5, 2018. The shares underlying this option vest, subject to continued service, as follows: 25% of the shares vested on September 24, 2019, with the remainder vesting over the next three years in equal quarterly installments.

(8)

On September 24, 2018, Mr. Chan was granted 15,000 shares of restricted stock in connection with his employment as our Vice President, Head of Finance and Corporate Strategy. The shares underlying this grant vest, subject to continued service, in two annual installments on the first and second anniversaries of the grant date.

(9)

Represents an option to purchase shares of our common stock granted on June 20, 2019. The shares underlying this option vest, subject to continued service, as follows: 25% of the shares vest on June 20, 2020, with the remainder vesting over the next three years in equal quarterly installments.

(10)

On March 1, 2018, Dr. Ren was granted 76,402 shares of restricted stock in connection with his employment as our Head of Business Development and Operations. The shares underlying this grant vest, subject to continued service, in two annual installments on the first and second anniversaries of the grant date.

Potential Payments upon Termination or Change-In-Control

Executive Severance Plan

Each of the named executive officers is a participant in the Severance Plan.

Under the Severance Plan, if we terminate a participant’s employment without “Cause” at any time other than during the “Change in Control Period”, then the participant is eligible to receive the following benefits:

•

Severance payable in the form of salary continuation. For Dr. Yao, the severance amount is equal to 2 times Dr. Yao’s then-current base salary and pro-rated target bonus. For Dr. Drappa, Dr. Ren, and Mr. Chan, the severance amount is equal to 1.5 times their respective then-current base salary and pro-rated target bonus.

•

We will pay the participant a pro-rated bonus for the year in which the participant’s termination becomes effective equal to the participant’s then-current target bonus multiplied by a fraction, the numerator of which is the number of days the participant remained employed during that year and the denominator of which is 365.

•	We will pay for company contribution for continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or COBRA, during the severance period.

•	We will pay for outplacement services, up to certain specified limits.

Under the Severance Plan, if we terminate a participant’s employment without “Cause” or participant resigns for “Good Reason”, during the “Change in Control Period”, then the participant is eligible to receive the following benefits:

•

Severance payable in a single lump sum. For Dr. Yao, the severance amount is equal to 3 times Dr. Yao’s then-current base salary and target bonus. For Dr. Drappa, Dr. Ren, and Mr. Chan, the severance amount is equal to 2 times their respective then-current base salary and target bonus.

•	We will pay the participant a bonus equal to the participant’s then-current target bonus for the year in which the participant’s termination becomes effective.

•	We will pay for company contribution for continuation coverage under COBRA during the severance period.

•

Any outstanding unvested equity awards held by the participant under our then-current outstanding equity incentive plan(s) will become fully vested on the date the termination of such participant’s employment becomes effective.

•	We will pay for outplacement services, up to certain specified limits.

•	We shall reimburse the participant for all reasonable and necessary attorney’s fees incurred by such participant in connection with pursuing benefits under the Severance Plan.

A participant’s rights to any severance benefits under the Severance Plan are conditioned upon the participant executing and not revoking a valid separation and general release of claims agreement in a form provided by us.

The following terms have the following meanings under the Severance Plan:

•

“Cause” means a participant’s: (i) failure to substantially perform his/her duties and obligations to us (other than failure resulting from the participant’s incapacity because of disability), including one or more acts of gross negligence or insubordination or a material breach of our policies and procedures, which failure is not cured within fifteen (15) days after a written demand for cure is received by participant from us; (ii) material breach of our code of conduct, equal opportunity and anti-harassment policies, or compliance policies (which may include, but not be limited to, a code of business conduct, an anti-bribery policy, a competition policy, and a policy on healthcare business ethics); (iii) commission, indictment, conviction, or entry of a plea of guilty or nolo contendere to, a felony or any other crime involving fraud, dishonesty, theft, breach of trust or moral turpitude; (iv) engagement in misconduct which results in, or could reasonably be expected to result in, material injury to our financial condition, reputation, or ability to do business; (v) material breach of a written agreement with us, including any confidentiality, invention assignment, non-competition, non-solicitation or non-disparagement agreement; (vi) violation of state or federal securities laws or regulations; or (vii) willful failure to cooperate with a bona fide internal investigation or an investigation by regulatory or law enforcement authorities, after being instructed by us to cooperate, willful destruction or failure to preserve documents or other materials relevant to such investigation, or willful inducement of others to fail to cooperate or to produce documents or other materials in connection with such investigation.

•

“Good Reason” shall mean the occurrence of any of the following without participant’s prior consent: (i) a material decrease in participant’s base salary or bonus opportunity; (ii) a material diminution in the aggregate employee benefits and material perquisites provided to participant; (iii) a material diminution in participant’s title, reporting relationship, duties or responsibilities; (iv) a relocation of participant’s primary office by more than thirty-five (35) miles from participant’s then-current location; and (v) the failure by any successor to us or any acquiring corporation to explicitly assume the Severance Plan and our obligations thereunder and maintain the Severance Plan in effect for a period of at least twenty-four (24) months.

•

“Change in Control” is defined as a transaction or a series of related transactions in which: (i) all or substantially all of our assets are transferred to any “person” or “group” (as such terms are defined in the Exchange Act); (ii) any person or group, other than person or group who prior to such acquisition is a “beneficial owner” (as defined under the Exchange Act), directly or indirectly, of any of our equity, becomes the “beneficial owner”, directly or indirectly, of our outstanding equity representing more than 50% of the total voting power of our then-outstanding equity; (iii) we undergo a merger, reorganization or other consolidation in which the holders of our outstanding equity immediately prior to such merger, reorganization or consolidation directly or indirectly own less than 50% of the surviving entity’s voting power immediately after the transaction; or (iv) if within any rolling twelve month period, the persons who were our directors at the beginning of such twelve month period, or the incumbent directors, cease to constitute at least a majority of such board of directors; provided that any director who was not a director at the beginning of such twelve (12) month period will be deemed to be an incumbent director if that director was elected to the board of directors by, or on the recommendation of or with the approval of, a majority of the directors who then qualified as incumbent directors. Any of (i) through (iv) above may constitute a Change in Control, provided that the Change in Control meets all of the requirements of a “change in the ownership of a corporation,” a “change in the effective ownership of a corporation,” or “a change in the ownership of a substantial portion of the corporation’s assets,” each within the meaning of Treasury Regulation §1.409A-3(i)(5).

•

“Change in Control Period” means: (i) the twenty-four (24) month period beginning on the date of a Change in Control; (ii) any such time prior to a Change in Control where the successor or acquiring entity in the Change in Control requests for the termination of a participant’s employment without Cause; or (iii) any such time prior to a Change in Control where we terminate a participant’s employment without Cause in connection with or in anticipation of a Change in Control.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2019, to each of our non-employee directors.

Name	Fees Earned or Paid in Cash	Stock Awards	Stock Options(1)	All Other Compensation(2)	Total
Yanling Cao	$—	$—	$—	$18,045	$18,045
Edward Hu	—	—	390,000	—	390,000
Chris Nolet	16,250	—	390,000	1,707	407,957
Tyrell Rivers, Ph.D.	—	—	—	—	—
Pascal Soriot	—	—	—	—	—
Sean Tong	—	—	—	—	—
Andreas Wicki, Ph.D.	—	—	—	—	—

(1)

These amounts represent the aggregate grant date fair value of options granted to each director during the fiscal year ended December 31, 2019, computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 2 to our financial statements, included in our Annual Report on Form 10-K for the year ended December 31, 2019. Such options vest over a three-year period on each anniversary of the grant date.

(2)	These amounts represent reimbursement of travel, food and lodging related expenses incurred in connection with board and committee meetings attendance in 2019.

As of December 31, 2019, the aggregate number of shares subject to outstanding equity awards held by our non-employee directors was:

Name	Grant Date Fair Value	Number of Stock Options Held at Fiscal Year-End
Yanling Cao	$—	—
Edward Hu	390,000	26,210
Chris Nolet	390,000	26,210
Tyrell Rivers, Ph.D.	—	—
Pascal Soriot	—	—
Sean Tong	—	—
Andreas Wicki, Ph.D.	—	—

Non-Employee Director Compensation Policy

We have adopted a policy with respect to the compensation payable to our non-employee directors. Under this policy, each non-employee director will be eligible to receive compensation for his or her service consisting of annual cash retainers and equity awards. Our non-employee directors will receive the following annual retainers for their service:

Position	Retainer
Board Member	$40,000
Board Chairperson	30,000
Audit Committee Chair	20,000
Compensation Committee Chair	15,000
Nominating and Governance Committee Chair	10,000
Audit Committee Member	10,000
Compensation Committee Member	7,500
Nominating and Governance Committee Member	5,000

Equity awards for non-employee directors consists of (i) an initial equity award consisting of options to purchase shares of common stock with a fair value equal to $390,000, upon first appointment to our board of directors, and (ii) annual equity awards consisting of options to purchase shares of common stock with a fair value equal to $195,000, vesting 12 months after the grant date.

Directors may be reimbursed for travel, food, lodging and other expenses directly related to their service as directors. Directors are also entitled to the protection provided by their indemnification agreements and the indemnification provisions in our third amended and restated certificate of incorporation and amended and restated bylaws.

EQUITY COMPENSATION PLAN INFORMATION

Equity Compensation Plan Information

The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2019.

	(a)		(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	3,287,257	(1)	$7.65	967,658	(2)
Equity compensation plans not approved by security holders	—		—	—
Total	3,287,257	(1)	$7.65	967,658	(2)

(1)	Consist of options to purchase 3,287,257 shares of our common stock outstanding under the Amended and Restated 2018 Equity Incentive Plan, at December 31, 2019.
(2)	Consist of 967,658 shares reserved for future issuance under the Amended and Restated 2018 Equity Incentive Plan.

Amended and Restated 2018 Equity Incentive Plan

We initially adopted the 2018 Equity Incentive Plan effective on January 30, 2018 and subsequently adopted the Amended and Restated 2018 Equity Incentive Plan, or the 2018 Plan, effective August 9, 2019. The 2018 Plan will expire in 2028. Under the 2018 Plan, we may grant incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock units, restricted stock, and unrestricted stock awards.

As of December 31, 2019, there were 5,541,224 shares of our common stock authorized for issuance under our 2018 Plan. In addition, the 2018 Plan contains an “evergreen” provision, which allows for an annual increase in the number of shares of our common stock available for issuance under the 2018 Plan on the first day of each calendar year beginning in calendar year 2020. The annual increase in the number of shares shall be equal to the lowest of:

•	4.0% of the number of shares of our common stock outstanding on a post-money basis immediately following the closing of the initial public offering;

•	4.0% of the number of shares of our common stock outstanding as of the date of such increase; and

•	a lesser amount determined by our board of directors.

In no event, however, shall the number of shares available for issuance under the 2018 Plan be increased under such evergreen provision to the extent such increase, in addition to any other increases proposed by the board of directors under all other employee and director stock plans, would result in the total number of shares then available for issuance under all employee and director stock plans exceeding 25% of the outstanding shares of our common stock on the first day of the applicable calendar year.

Our board of directors has authorization to administer the 2018 Plan. In accordance with the provisions of the 2018 Plan, the board of directors has the authority to: (i) to grant awards and determine recipients and terms thereof, (ii) to determine the fair market value of the shares of common stock issued under the 2018 Plan, (iii) to amend, modify or terminate any outstanding award pursuant to the limitations set forth in the 2018 Plan, and (iv) to adopt, amend and repeal such administrative rules, guidelines and practices relating to the 2018 Plan as it shall deem advisable.

Upon a Corporate Transaction (as defined in the 2018 Plan), the board of directors or any committee or individual appointed to administer the 2018 Plan, may provide, in its discretion, with respect to the treatment of each outstanding award (either separately for each award or uniformly for all awards), upon the date of a Corporate Transaction, for any combination of the following:

•	any option or stock appreciation right shall become vested and immediately exercisable, in whole or in part;

•	any restricted stock or restricted stock unit shall become non-forfeitable, in whole or in part;

•

any option or stock appreciation right shall be assumed by the successor corporation or cancelled in exchange for substitute stock options or stock appreciation rights, in compliance with applicable U.S. tax law;

•	any option or stock appreciation right that is not exercised as of the date of the Corporate Transaction shall be cancelled for no consideration;

•

any option shall be cancelled in exchange for cash and/or other substitute consideration with a per share value equal to the consideration payable to our shareholders in the Corporate Transaction, less the exercise price of such option;

•	any restricted stock or restricted stock unit shall be cancelled in exchange for restricted stock of or restricted stock units in respect of the capital stock of any successor corporation;

•

any restricted stock shall be redeemed for cash and/or other substitute consideration with a value equal to (i) the fair market value of an unrestricted share on the date of the Corporate Transaction or (ii) the consideration payable to our shareholders on a per share basis in the Corporate Transaction; and

•

any restricted stock unit shall be cancelled in exchange for cash and/or other substitute consideration with a value equal to (i) the fair market value on the date of the Corporate Transaction or (ii) the consideration payable to our shareholders on a per share basis in the Corporate Transaction.

For purposes of the 2018 Plan, a “Corporate Transaction” means any of the following transactions:

•

a transaction or series of related transactions in which any person, other than any person who currently owns more than a majority of our common stock, becomes the beneficial owner of more than 50% of the combined voting power of our then outstanding voting securities;

•

a consolidation or merger of us with or into another entity, unless our stockholders, immediately before such consolidation or merger own, directly or indirectly, a majority of the combined voting power of the outstanding voting securities of the corporation or other entity resulting from such consolidation or merger;

•	the sale of all or substantially all of our assets; or

•	our liquidation, dissolution or winding up.

REPORT OF AUDIT COMMITTEE

The Audit Committee of our board of directors, which consists entirely of directors who meet the independence and experience requirements of the Nasdaq Stock Market, has furnished the following report:

The Audit Committee assists our board of directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by our board of directors, which is available on our website at https://ir.vielabio.com/corporate-governance/documents-and-charters. This committee reviews and reassesses our charter annually and recommends any changes to our board of directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of KPMG LLP, or KPMG. In fulfilling its responsibilities for the financial statements for fiscal year December 31, 2019, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2019, with management and KPMG, our independent registered public accounting firm;

•	Discussed with KPMG the matters required to be discussed in accordance with Auditing Standard No. 1301- Communications with Audit Committees; and

•

Received written disclosures and the letter from KPMG regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee and the Audit Committee further discussed with KPMG their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and KPMG, the Audit Committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the SEC.

Members of the Audit Committee of Viela Bio, Inc.

Chris Nolet (Chair)

Yanling Cao

Edward Hu

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors, officers and beneficial owners of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in the ownership of our common stock and other equity securities. Such persons are required to furnish us copies of all Section 16(a) filings.

Based upon a review of the forms filed with the SEC, we believe that our officers, directors and beneficial owners of more than 10% of our common stock complied with all applicable filing requirements during the fiscal year ended December 31, 2019, except that one Form 4 covering two transactions was filed late by Sean Tong, a member of our board of directors.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Our Audit Committee reviews and approves in advance all related-party transactions. In addition to the director and executive officer compensation arrangements discussed above in “Executive Officer and Director Compensation,” during the fiscal year ended December 31, 2019, we have engaged in the following transactions in which the amount involved exceeded $120,000 and in which any director, executive officer or holder of more than 5% of our voting securities, whom we refer to as our principal stockholders, or affiliates or immediately family members of our directors, executive officers and principal stockholders, had or will have a material interest. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.

Equity Financings

Series B Financing

In June 2019, we issued 4,687,500 shares of Series B preferred stock at a purchase price of $16.00 per share for aggregate gross consideration of $75,000,000, or the Series B Financing.

The table below sets forth the aggregate number and purchase price of shares of Series B preferred stock issued to our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof:

Name	Shares	Aggregate Purchase Price
TLS Beta Pte. Ltd(1)	765,625	$12,250,000
HBM Healthcare Investments (Cayman) Ltd.(2)	1,250,000	$20,000,000

(1)	TLS Beta Pte. Ltd beneficially owned, in the aggregate, more than 5% of our outstanding capital stock at the time of or as a result of the Series B financing.
(2)	Andreas Wicki, Ph.D., a member of our board of directors, is affiliated with HBM Healthcare Investments (Cayman) Ltd.

Series A-3 Financing

In September 2019, we issued an aggregate of 4,705,882 shares of our Series A-3 preferred stock at a purchase price of $17.00 per share for an aggregate gross consideration of $80 million, or the Series A-3 Financing. Investors in our original Series A-2 Financing had agreed to fund the $80 million contingent on the U.S. Food and Drug Administration’s acceptance for review of our Biologics License Application for inebilizumab.

The table below sets forth the aggregate number of shares of Series A-3 preferred stock issued to our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof:

Name	Shares	Aggregate Purchase Price
Boundless Meadow Limited(1)	1,882,353	$32,000,000
6 Dimensions Capital, L.P(2)	894,118	$15,200,000
6 Dimensions Affiliates Fund, L.P.(2)	47,059	$800,000
HH RSV-MIM Holdings Limited(3)	941,176	$16,000,000
TLS Beta Pte. Ltd.(4)	564,705	$9,600,000

(1)

Boundless Meadow Limited beneficially owned, in the aggregate, more than 5% of our outstanding capital stock at the time of or as a result of the Series A-3 Financing. Sean Tong, a member of our board of directors, indirectly controls Boundless Meadow Limited.

(2)

6 Dimensions Capital, L.P. and 6 Dimensions Affiliates Fund, L.P. beneficially owned, in the aggregate, more than 5% of our outstanding capital stock at the time of or as a result of the Series A-3 Financing. Edward Hu, a member of our board of directors, is a Managing Partner of 6 Dimensions Capital, L.P. and 6 Dimensions Affiliates Fund, L.P.

(3)	HH RSV-MIM Holdings Limited beneficially owned more than 5% of our outstanding capital stock at the time of or as a result of the Series A-3 Financing.
(4)	TLS Beta Pte. Ltd beneficially owned, in the aggregate, more than 5% of our outstanding capital stock at the time of or as a result of the Series A-3 Financing.

Agreements with Stockholders

Agreements with AstraZeneca and MedImmune

In connection with the asset acquisition from AstraZeneca we entered into certain license, service and supply agreements with AstraZeneca and/or MedImmune. These agreements included: (i) a transition services agreement pursuant to which MedImmune performs certain regulatory and operational transition services related to the molecules that we acquired pursuant to the Asset Purchase Agreement with AstraZeneca and MedImmune (the “APA”); (ii) a master supply and development agreement to obtain clinical and non-clinical supplies and developmental services for the molecules that we acquired pursuant to the APA (other than inebilizumab); (iii) a clinical supply agreement pursuant to which AstraZeneca will manufacture and supply to us inebilizumab or a matching placebo for clinical trial purposes; (iv) a commercial supply agreement pursuant to which AstraZeneca will manufacture and supply to us inebilizumab for its commercialization; and (v) a license agreement with MedImmune, pursuant to which MedImmune granted us an exclusive worldwide, royalty-free license to use protein scaffolds and methods for purifying albumin-fusion proteins covered by patent rights owned by MedImmune in order to develop products aimed at treating inflammation and autoimmune disorders. Furthermore, MedImmune sublicensed to us certain licenses granted to it to develop, commercialize and sell the molecules acquired by us in the asset acquisition. In each case, these agreements contain terms, conditions and pricing that are consistent with the terms, conditions and pricing customarily used by AstraZeneca and MedImmune in similar agreements they have with other third parties. See the “Business—Licenses and Strategic Agreements” section of our Annual Report on Form 10-K for the year ended December 31, 2019 for a further description of these agreements.

Amended and Restated Investors’ Rights Agreement

In connection with the Series B Financing, we entered into an amended and restated investors’ rights agreement, dated as of June 12, 2019, with certain of our stockholders, including our principal stockholders and entities affiliated with certain of our directors, pursuant to which these stockholders have registration rights with respect to certain issuances of our capital stock. The registration rights include the right to demand that we file a registration statement or request that their shares be covered by a registration statement that we have otherwise filed, subject, in each case, to certain exceptions.

Demand Registration Rights

Beginning on March 31, 2020, the holders of at least 30% of registrable securities then outstanding under the investors’ rights agreement may require us to file a registration statement under the Securities Act on a Form S-1 at our expense, subject to certain exceptions, with respect to the resale of their registrable shares, and we are required to use commercially reasonable efforts to effect the registration. We are obligated to effect no more than three registrations on Form S-1. Any time after we are eligible to use a registration statement under the Securities Act on Form S-3, the holders of at least 10% of our registrable securities under the investors’ rights agreement may require us to file a registration statement on Form S-3 at our expense, subject to certain exceptions, with respect to the resale of their registrable shares, and we are required to use commercially reasonable efforts to effect the registration. We are obligated to effect no more than two S-3 registration statements in any twelve month period.

Piggyback Registration Rights

If we propose to file a registration statement under the Securities Act for the purposes of a public offering of our securities (including, but not limited to, registration statements relating to a secondary offering of our securities but excluding (i) a registration statement relating to any employee benefit plan or (ii) with respect to any corporate reorganization or transaction under Rule 145 of the Securities Act, any registration statements related to the issuance or resale of securities issued in such a transaction or (iii) a registration related to stock issued upon conversion of debt securities), the holders of registrable securities are entitled to receive notice of such registration and to request that we include their registrable securities for resale in the registration statement. The underwriters of the offering will have the right to limit the number of shares to be included in such registration.

Expenses of Registration

We will pay all registration expenses, other than underwriting discounts and commissions, related to any demand or piggyback registration. The amended and restated investors’ rights agreement contains customary cross-indemnification provisions, pursuant to which we are obligated to indemnify the selling stockholders, in the event of misstatements or omissions in the registration statement attributable to us except in the event of fraud, and they are obligated to indemnify us for misstatements or omissions attributable to them.

Expiration of Registration Rights

The registration rights will terminate upon the earliest to occur of the closing of certain liquidation events, such time when all of the holder’s registrable securities may be sold without limitation (and without the requirement for us to be in compliance with the current public information requirement) under Rule 144 of the Securities Act and October 7, 2024, which is the fifth anniversary of the closing date of our initial public offering.

Participation in Our Initial Public Offering

In October 2019, we issued and sold in aggregate 9,085,000 shares of common stock, which included 1,185,000 shares of our common stock issued pursuant to the underwriters’ option to purchase additional shares, at a public offering price of $19.00 per share, for net proceeds of $156.9 million after deducting underwriting discounts and commissions and other offering costs.

The table below sets forth the aggregate number of common shares issued to our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, at the time of the initial public offering:

	Shares	Aggregate Purchase Price
AstraZeneca UK Limited	425,000	$8,075,000
Boyu Capital Opportunities Master Fund	300,000	$5,700,000
V-Sciences Investments Pte Ltd.	700,000	$13,300,000
HBM Healthcare Investments (Cayman) Ltd.	500,000	$9,500,000
Hillhouse Capital Advisors, Ltd.	250,000	$4,750,000

Indemnification Agreements with Officers and Directors and Directors’ and Officers’ Liability Insurance

In connection with our initial public offering, we entered into, and intend to continue to enter into, indemnification agreements with each of our executive officers and directors. The indemnification agreements, our third amended and restated certificate of incorporation and our amended and restated bylaws require us to indemnify our directors to the fullest extent not prohibited by Delaware law. Subject to certain limitations, our amended and restated bylaws require us to advance expenses incurred by our directors and officers. We also maintain a general liability insurance policy, which covers certain liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers.

Policies and Procedures for Related Party Transactions

In connection with our initial public offering, we adopted a written policy that requires all future transactions between us and any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons, as defined in Item 404 of Regulation S-K, or their affiliates, in which the amount involved is equal to or greater than $120,000, be approved in advance by our Audit Committee. Any request for such a transaction must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee will consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, the extent of the related party’s interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our board of directors nominated Andreas Wicki, Ph.D. and Rachelle Jacques for election at the annual meeting. Our board of directors currently consists of nine members, classified into three classes as follows: Yanling Cao, Pascal Soriot and Zhengbin (Bing) Yao, Ph.D. constitute a class with a term ending in 2022; Edward Hu, Chris Nolet and Tyrell Rivers, Ph.D. constitute a class with a term ending in 2021; and Sean Tong, Andreas Wicki, Ph.D. and Rachelle Jacques constitute a class with a term which expires at the upcoming annual meeting. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring. Mr. Tong will continue to serve as a director through the end of his term, which concludes at the 2020 annual meeting of stockholders. Mr. Tong will not stand for re-election at the end of his current term.

Our board of directors has voted to nominate Andreas Wicki, Ph.D. and Rachelle Jacques for election at the annual meeting for a term of three years to serve until the 2023 annual meeting of stockholders, and until their respective successors are elected and qualified. The Class II directors (Edward Hu, Chris Nolet and Tyrell Rivers, Ph.D.) and the Class III directors (Yanling Cao, Pascal Soriot and Zhengbin (Bing) Yao, Ph.D.) will serve until the annual meetings of stockholders to be held in 2021 and 2022, respectively, and until their respective successors have been elected and qualified.

Unless authority to vote for either of the nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election of Andreas Wicki, Ph.D. and Rachelle Jacques as directors. In the event that either nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as our board of directors may recommend in that nominee’s place. We have no reason to believe that either nominee will be unable or unwilling to serve as a director.

A plurality of the shares voted for each nominee at the meeting is required to elect each nominee as a director.

OUR BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF ANDREAS WICKI, PH.D.

AND RACHELLE JACQUES AS DIRECTORS, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed KPMG LLP, or KPMG, as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2020. KPMG has served as our independent registered public accounting firm since our inception. Our board of directors proposes that the stockholders ratify this appointment. KPMG audited our financial statements for the fiscal year ended December 31, 2019. We expect that representatives of KPMG will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In deciding to appoint KPMG, the Audit Committee reviewed auditor independence issues and existing commercial relationships with KPMG and concluded that KPMG has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2020.

The following table presents fees for professional audit services rendered by KPMG for the audit of the Company’s annual financial statements for the years ended December 31, 2019, and December 31, 2018, and fees billed for other services rendered by KPMG during those periods.

	2018	2019
Audit fees:(1)	$30,000	$1,369,500

(1)

Audit fees relate to professional services rendered in connection with the audit of Viela Bio’s annual financial statements, quarterly review of financial statements, and audit services provided in connection with other statutory and regulatory filings, including fees related to our initial public offering.

All fees described above were pre-approved by our Audit Committee. We have furnished the foregoing disclosure to KPMG LLP.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1.

Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.

Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.

Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.	Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In the event the stockholders do not ratify the appointment of KPMG as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

The affirmative vote of a majority of the shares cast affirmatively or negatively at the annual meeting Bylaws is required to ratify the appointment of the independent registered public accounting firm.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a code of business conduct and ethics that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer. The text of the code of conduct and ethics is posted on our website at https://ir.vielabio.com/corporate-governance/documents-and-charters and is filed as an exhibit to our Annual Report on Form 10-K and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at One MedImmune Way, First Floor, Area Two, Gaithersburg, Maryland 20878. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive officer and principal financial officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of the Nasdaq Stock Market.

OTHER MATTERS

Our board of directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2021 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) no later than January 3, 2021. To be considered for presentation at the 2021 Annual Meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than February 17, 2021 and no later than March 20, 2021. Proposals that are not received in a timely manner will not be voted on at the 2021 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Secretary, Viela Bio, Inc., One MedImmune Way, First Floor, Area Two, Gaithersburg, Maryland 20878.

Gaithersburg, Maryland

May 4, 2020

VIELA BIO, INC. ONE MEDIMMUNE WAY FIRST FLOOR, AREA TWO GAITHERSBURG, MD 20878 jpeg - searchable white text VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/VIE2020 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TOVOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS D15900-P36561 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THISPORTION ONLY VIELA BIO, INC. For Withhold For All To withhold authority to vote for any individual The Board of Directors recommends you vote FOR the All All Exceptnominee(s), mark “For All Except” and write the following: number(s) of the nominee(s) on the line below. 1.To elect two Class I directors to serve three-year terms expiring in 2023. Nominees: 1) Andreas Wicki, Ph.D. 2) Rachelle Jacques The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. To ratify the appointment of KPMG LLP as Viela Bio, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2020. ! ! ! NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. PC] Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 923349-003 28Apr20 21:08 Page 1 Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D15901-P36561 VIELA BIO, INC. Annual Meeting of Shareholders June 18, 2020 12:00 PM ET To be held via live audio webcast This proxy is solicited by the Board of Directors The undersigned appoint(s) Zhengbin (Bing) Yao, Ph.D. and Mitchell Chan and each of them (the “proxies”), as proxies of the undersigned, with the full power of substitution, and authorize(s) each of them to represent and vote, as designated on the reverse hereof, all of the shares of common stock of VIELA BIO, INC., held of record by the undersigned at the close of business on April 20, 2020 at the Annual Meeting of Shareholders of VIELA BIO, INC. to be held on June 18, 2020 via live audio webcast at www.virtualshareholdermeeting.com/vie2020, or at any adjournment or postponement thereof. The Board of Directors recommends a vote for each of the nominees listed in proposal 1 and for proposal 2. THISPROXY,WHENPROPERLYEXECUTED,WILLBEVOTEDASSPECIFIEDON REVERSESIDE.THISPROXYREVOKESALLPRIORPROXIES GIVEN BY THE UNDERSIGNED. THIS PROXY WILL BE VOTED AS DIRECTED OR IF NO SPECIFICATION IS MADE AND THIS PROXY IS RETURNED, THIS PROXY WILL BE VOTED IN FAVOR OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF. PLEASE SIGN, DATE AND MAIL THIS PROXY CARD TO THE COMPANY PROMPTLY.923349-00328Apr20 21:08 Page 2Continued and to be signed on reverse side